UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 11, 2019

EMMIS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its

charter)

INDIANA

(State of incorporation or organization)

0-23264

(Commission file number)

35-1542018

(I.R.S. Employer

Identification No.)

ONE EMMIS PLAZA

40 MONUMENT CIRCLE

SUITE 700

INDIANAPOLIS, INDIANA 46204

(Address of principal executive offices)

(317) 266-0100

(Registrant’s Telephone Number,

Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	EMMS	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of Emmis Communications Corporation held on July 11, 2019, the following directors were elected, and the following additional proposals were voted upon and adopted:

Election of Directors by Common Shareholders:

	Shareholder Votes		Broker
Director	For	Withheld	Non-Votes
James M. Dubin	16,426,470	3,982,364	2,652,008
Greg A. Nathanson	16,425,995	3,982,839	2,652,008
Jeffrey H. Smulyan	17,277,005	3,131,829	2,652,008

	Shareholder Votes			Broker
Proposal	For	Against	Abstain	Non-Votes
Proposal to approve (in an advisory vote) the compensation of Emmis’ named executive officers as disclosed in the proxy statement	16,110,454	4,289,793	8,588	2,652,007

Proposal to ratify the selection of Ernst & Young LLP as Emmis Communications Corporation’s independent registered public accountants for the fiscal year ending February 29, 2020	23,035,053	23,280	2,509	-

	Shareholder Votes				Broker
Proposal	3 Years	2 Years	1 Year	Abstain	Non-Votes
Proposal to approve (in an advisory vote) the frequency of advisory votes on executive compensation	16,783,292	2,718	2,928,281	668,088	2,652,007

Note to this Form 8-K: Certain statements included in this report which are not statements of historical fact, including but not limited to those identified with the words “expect,” “will” or “look” are intended to be, and are, by this Note, identified as “forward-looking statements,” as defined in the Securities and Exchange Act of 1934, as amended. Such statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future result, performance or achievement expressed or implied by such forward-looking statement. Such factors include, among others:

• general economic and business conditions;

• fluctuations in the demand for advertising and demand for different types of advertising media;

• our ability to obtain additional capital or to service our outstanding debt;

• competition from new or different media and technologies;

• increased competition in our markets and the broadcasting industry, including our competitors changing the format of a station they operate to more directly compete with a station we operate in the same market;

• our ability to attract and secure programming, on-air talent, writers and photographers;

• inability to obtain (or to obtain timely) necessary approvals for purchase or sale transactions or to complete the transactions for other reasons generally beyond our control;

• increases in the costs of programming, including on-air talent;

• inability to grow through suitable acquisitions or to consummate dispositions;

• new or changing technologies, including those that provide additional competition for our businesses;

• new or changing regulations of the Federal Communications Commission or other governmental agencies;

• war, terrorist acts or political instability; and

• other factors mentioned in documents filed by the Company with the Securities and Exchange Commission.

Emmis does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMMIS COMMUNICATIONS CORPORATION
Date: July 11, 2019
	By:	/s/ J. Scott Enright
J. Scott Enright, Executive Vice President,
General Counsel and Secretary